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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Pursuant to
[_]  Confidential, For Use of the              SS.240.14a-11(c) or SS.240.14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials


                            ELMER'S RESTAURANTS, INC.
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                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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1)   Title of each class of securities to which transaction applies:

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2)   Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)   Proposed maximum aggregate value of transaction:

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5)   Total fee paid:

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     [_] Fee paid previously with preliminary materials.

     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)   Amount Previously Paid:

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          2)   Form, Schedule or Registration Statement No.:

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          3)   Filing Party:

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          4)   Date Filed:

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SEC 1913 (3-99)
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

                            ELMER'S RESTAURANTS, INC.
                             11802 S.E. STARK STREET
                                 P.O. BOX 16938
                             PORTLAND, OR 97292-0938


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                 AUGUST 8, 2001


To the Shareholders of Elmer's Restaurants, Inc.:

         Notice is hereby given that the Annual Meeting of the shareholders of Elmer's Restaurants, Inc., an Oregon corporation (the "Company"), will be held in the Tuscany Room at the Hotel Vintage Plaza, 627 SW Washington Portland, Oregon 97205 (corner of SW Washington and Broadway in downtown Portland), on Wednesday, August 8, 2001, at 2:00 p.m., for the following purposes:

1.       To elect two directors to three-year terms expiring in 2004;

2. To approve an increase in the number of shares available for distribution under the Company's 1999 Stock Option Plan;

3. To approve and ratify the appointment of Moss Adams, LLP as the Company's independent public accountants for the fiscal year ended April 2, 2001; and

4.       To transact any other business that properly comes before the meeting.

         These items of business are more fully described in the Proxy Statement accompanying this Notice. You have the right to receive this Notice and to vote at the Annual Meeting if you were a shareholder of record at the close of business on June 15, 2001. Accompanying this Notice is a Proxy. WHETHER OR NOT YOU EXPECT TO BE AT THE ANNUAL MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY in the postage-prepaid envelope enclosed for that purpose. If you plan to attend the Annual Meeting and wish to vote your shares personally, you may revoke your Proxy at any time before the Proxy is voted. In other words, you may attend the meeting in person even though you have sent in your Proxy, since retention of the Proxy is not necessary for admission to or identification at the meeting.

         All shareholders are cordially invited to attend the Annual Meeting.


                           For the Board of Directors,


                           ----------------------------------------
                           Bruce N. Davis
                           President and Secretary

Portland, Oregon
June 22, 2001

                            ELMER'S RESTAURANTS, INC.
                              11802 SE STARK STREET
                             PORTLAND, OREGON 97216


                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                                 AUGUST 8, 2001


         The Board of Directors (the "Board") of Elmer's Restaurants, Inc., an Oregon corporation (the "Company"), is soliciting Proxies in connection with the proposals to be voted on at the Annual Meeting of shareholders to be held on Wednesday, August 8, 2001 in the Tuscany Room at the Hotel Vintage Plaza, 627 SW Washington Portland, Oregon 97205 (corner of SW Washington and Broadway) at 2:00 p.m., and at any adjournments thereof (the "Annual Meeting"). This Proxy Statement will be first sent to shareholders on or about June 30, 2001. The Company will bear the cost of preparing and mailing the Notice of the Annual Meeting, Proxy, Proxy Statement, and any other material furnished to the shareholders by the Company in connection with the Annual Meeting. Proxies will be solicited by use of the mails, and officers and employees of the Company may, without additional compensation, also solicit Proxies by telephone or personal contact. Copies of solicitation materials will be furnished to fiduciaries, custodians, and brokerage houses for forwarding to beneficial owners of the stock held in their names.

         Any shares of stock of the Company held in the name of fiduciaries, custodians, or brokerage houses for the benefit of their clients may only be voted by the fiduciary, custodian, or brokerage house itself -- the beneficial owner may not vote the shares directly and must instruct the person or entity in whose name the shares are held how to vote the shares held for the beneficial owner. Therefore, if any shares of stock of the Company are held in "street name" by a brokerage house, only the brokerage house, at the instructions of its client, may vote the shares.

         Any person giving a Proxy in the form accompanying this Proxy Statement has the power to revoke it at any time before its exercise. A Proxy may be revoked by written notice to the Secretary of the Company at any time prior to the Annual Meeting or by executing a later dated Proxy or by attending the Annual Meeting and affirmatively electing to vote in person while attending the Annual Meeting. However, a shareholder who attends the meeting need not revoke the Proxy and vote in person unless the shareholder wishes to do so. All valid, unrevoked Proxies will be voted at the Annual Meeting in accordance with the instructions given. Unless contrary instructions are indicated on the Proxy, all shares represented by valid Proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted for the election of the Board's nominees for directors, for the increase in the number of shares under the Company's 1999 Stock Option Plan, and for the ratification and approval of the appointment of Moss Adams, LLP as the Company's independent public accountants. As to any other business which may properly come before the Annual Meeting and be submitted to a vote of the shareholders, all shares represented by valid Proxies will be voted in accordance with the best judgment of the holders of the Proxies.

SHAREHOLDER PROPOSALS

         Any proposal of a shareholder intended to be presented at the Company's 2002 Annual Meeting of shareholders must be received by the President of the Company, for possible inclusion in the Company's Proxy Statement and notice of meeting relating to that meeting, by January 21, 2002.

Shareholder   proposals  must  be  made  in  compliance  with  applicable  legal requirements promulgated by the Securities and Exchange Commission and be furnished to the President by certified mail, return receipt requested. No shareholder has raised an issue for consideration at the 2001 Annual Meeting.

         Upon written request to Bruce Davis, President and Secretary of the Company, directed to the Company's offices at P.O. Box 16938, Portland, Oregon 97292-0938, any person whose Proxy is solicited by this Proxy Statement will be provided, without charge, a copy of the Company's Annual Report on Form 10-K, including financial statements and schedules. These materials can also be obtained from the Securities and Exchange Commission's EDGAR website at http://www.sec.gov/ cgi-bin/srch-edgar?elmers+adj+restaurants.

VOTING

         The Company's Common Stock is the only outstanding voting security of the Company. Shareholders of record at the close of business on June 15, 2001 (the "Record Date") will be entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. There were 1,962,032 shares of Common Stock outstanding on the Record Date. Each share of Common Stock is entitled to one vote and all shares of Common Stock vote together as a single class. The Common Stock does not have cumulative voting rights.

         A majority of all outstanding shares entitled to vote at the Annual Meeting constitutes a quorum (i.e., the minimum number of shares that must be represented in person or by Proxy at the Annual Meeting in order to transact business). Votes cast by Proxy or in person at the Annual Meeting will be counted by the person appointed by the Company to act as Inspector of Election for the Annual Meeting. The Inspector of Election will treat shares represented by Proxies that reflect abstentions or include "broker non-votes" as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Abstentions or "broker non-votes" do not constitute a vote "for" or "against" any matter and thus will be disregarded in the calculation of "votes cast." Any unmarked Proxies, including those submitted by brokers or nominees, will be voted in favor of the nominees of the Board and the other proposals discussed in this Proxy Statement. If a quorum is present, the two nominees for director who receive the largest number of votes will be elected. If a quorum is present, each other proposal will be approved if the number of votes cast in favor of the proposal exceeds the number of votes cast against the proposal.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

         The following table sets forth information with respect to the number of shares of Common Stock beneficially owned by (i) each director of the Company, (ii) each Named Executive Officer, (iii) all directors and executive officers of the Company as a group, and (iv) each shareholder known by the Company to be a beneficial owner of more than 5% of the Company's voting securities as of June 15, 2001. The Company believes that, except as otherwise noted, each person or entity named has sole investment and voting power with respect to the shares of Common Stock indicated as beneficially owned by such person or entity. The term "Named Executive Officer" refers to William W. Service and Bruce N. Davis, the executive officers of the Company that the Company is required to identify in the Summary Compensation Table which appears later in this Proxy Statement.

                                                SHARES                             PERCENTAGE OF
NAME OF BENEFICIAL OWNER                        BENEFICIALLY OWNED(1)              CLASS(1)
------------------------                        ---------------------              --------
EXECUTIVE OFFICERS AND DIRECTORS
--------------------------------
William W. Service                              228,935                                10.4%
Bruce N. Davis                                  229,935                                10.4%
Corydon H. Jensen                                85,867                                 3.9%
Thomas C. Connor (2)                             60,701                                 2.8%
Richard Williams                                 20,049                                    *
Donald Woolley (2)                               60,701                                 2.8%
Jerry Scott (3)                                  23,517                                 1.1%
Dennis Miller (3)                                     0                                    *
All executive officers and
directors as a group (8 persons)                709,705                                32.3%

CERTAIN SHAREHOLDERS
--------------------
Gary Weeks                                      120,132                                 5.5%
Franklin Holdings Limited (2)                   222,564                                10.1%
*Represents less than 1%.

(1) For purposes of calculating beneficial ownership percentages, 1,962,032 shares of Common Stock were deemed outstanding and 233,325 options were deemed vested and exercisable at exercise prices ranging from $4.11 to $5.41 per share. A person is deemed to be the beneficial owner of securities that can be acquired within 60 days from June 15, 2001 through the exercise of any option, warrant, or right. The number of such shares that each person named in this table has a right to acquire is as follows: Mr. Service, 75,075; Mr. Davis, 75,075; Mr. Jensen, 5,060; Mr. Conner, 5,060; Mr. Williams, 5,060, Mr. Woolley 5,060; Mr.
         Scott, 8,580; and Mr. Miller, 0.

(2) Franklin Holdings Limited is owned beneficially 25% by Thomas Connor and beneficially 25% by Donald Woolley. Mr. Connor and Mr. Woolley's beneficial ownership listed under Executive Officers and Directors are inclusive of the shares owned by Franklin Holdings Limited.

(3) Shares owned by Jerry Scott, Vice President, Operations, and Dennis Miller, Corporate Controller, are included in the total of "All executive officers and directors as a group." They have been omitted from the Summary Compensation Table disclosure regarding Named Executive Officers because each of their individual annual compensation did not exceed $100,000 for the fiscal year ended April 2, 2001

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Under Section 16(a) of the Securities Exchange Act of 1934, as amended, the Company's executive officers, directors, and persons who own more than ten percent of the Company's Common Stock (collectively, "Reporting Persons") are required to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). SEC regulations require that

Reporting Persons furnish copies of the reports to the Company. Based solely on a review of the copies of the reports received by the Company and on written representations of certain Reporting Persons the Company is not aware of any failure by a Reporting Person to timely file a Section 16(a) report.


                                   PROPOSAL I
                                   ----------

                              ELECTION OF DIRECTORS

         The Board currently consists of six members. The Company's Bylaws provide for the classification of the Board into three classes (named Class I, II and III), as nearly equal in number as possible, with staggered three-year terms of office. One class of two directors is elected each year to three-year terms. In the opinion of the Board, classification helps ensure stability and continuity in the management of the Company's business and affairs. Changes in the composition of the entire Board would take up to three years and a change of a majority of the directors would require two successive Annual Meetings.

         Two Class II directors will be elected at the Annual Meeting. The individuals nominated by the Board are Corydon ("Cordy") H. Jensen and Thomas C. Connor, both of whom currently serve as Class II directors. If no contrary indication is made, Proxies will be voted for such nominees or, in the event any such nominee is not a candidate or is unable to serve as a director at the time of the election (which is not currently expected), for any nominee who will be designated by the Board to fill such vacancy. Connor and Jensen are currently directors of the Company. The Board of Directors has no reason to believe that any of the nominees will be unavailable or unable to serve if elected.

INFORMATION REGARDING DIRECTORS

         The information set forth below as to each nominee for director has been furnished by the respective nominee:

                 NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS

                     FOR A THREE-YEAR TERMS EXPIRING AT THE
                       2004 ANNUAL MEETING OF SHAREHOLDERS

NAME                         AGE           PRESENT POSITION WITH THE COMPANY
----                         ---           ---------------------------------
Corydon "Cordy" Jensen       58            Director
Thomas C. Connor             47            Director

         Corydon "Cordy" Jensen, 58, is the President and owner of numerous multi-unit restaurant and lounge operations, including The Oregon Electric Station Restaurant, Steelhead Brewery, Station Masters, Inc. and McKenzie Brewery Co. Mr. Jensen is also Secretary and Director of Centennial Bancorp and is the director of nine privately held companies engaged in the restaurant and lounge business. He has served as a director of the Company since 1998.

         Thomas C. Connor, 47, has been a real estate investor since 1974, with investments in several companies engaged in the hospitality or real estate development businesses, including Connor Enterprises, Inc., Budget Inns of Oregon, Inc., Connor Industries, Inc., Spring Holdings, Inc., and 5 C's Properties, Inc. Mr. Connor has also served as a director of numerous privately held companies engaged in the hospitality or real estate development businesses. He has served as a director of the Company since 1998.

BOARD MEETINGS AND COMMITTEES

         The Company's Board held eleven regularly scheduled meetings and two special telephonic meetings during the year ended April 2, 2001. Each of the two nominees for Class II director attended no fewer than 80% of the total number of meetings of the Board and the total number of meetings of committees of the Board on which he served. The Company's Board of Directors has an Audit Committee and established a Compensation Committee. The Company does not have a Nominating Committee or any other committee.

COMPENSATION COMMITTEE

         The Compensation Committee consists of Messrs. Williams, Connor and Jensen. The Compensation Committee determines and makes recommendations for salaries, incentives and other forms of compensation for the Company's senior executive officers, directors, and employees of the Company and administers the 1999 Stock Option Plan. The Compensation Committee held two meetings during the year ended April 2, 2001.

AUDIT COMMITTEE

         The Audit Committee consists of Messrs. Connor, Williams and Woolley. The Audit Committee reviews the Company's accounting practices, internal accounting controls, and financial results, makes recommendations concerning the engagement of independent public accountants, reviews with the independent public accountants the plans and results of the audit engagement, approves professional services provided by the independent public accountants, reviews the independence of the independent public accountants, considers the range of audit and non-audit fees and oversees the adequacy of the Company's internal accounting controls. The Audit Committee held two meetings during the year ended April 2, 2001.

         Audit Fees, Financial Information and Systems Design and Implementation Fees and All Other Fees. Aggregate fees of $37,000 were billed for professional services rendered for the audit of the companies consolidated financial statements for the year ended March 31, 2000 and for the review of quarters ended June 30, September 30 and December 31, 1999. Aggregate fees of $19,000 were billed for professional services rendered for preparation of the company tax returns and various other matters for the year ended March 31, 2000.

COMPENSATION OF DIRECTORS

         On February 18, 1999, each director who was not an employee of the Company (each an "Outside Director") was granted an option to purchase 10,000 shares of Common Stock exercisable at $4.11 per share. The Company compensates its Outside Directors by annually granting them non-qualified options to purchase shares of the Company's Common Stock. In fiscal 2001, each non-employee director was granted non-qualified options to purchase 2,000 shares of Common Stock exercisable at $5.25 per share. Each Outside Director, during the term of office, is eligible for additional annual grants of 2,000 options. All non-qualified options have a fifteen-year term and are subject to a five-year vesting schedule with 20% of the total grant vesting annually. Each Outside Director also receives an annual fee of $5,000 paid in quarterly increments.

VOTE REQUIRED; ELECTION OF DIRECTORS

         If a quorum is present at the Annual Meeting, the two nominees receiving the largest number of votes will be elected to the Board. Votes withheld from any nominee, abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum. Abstentions and broker non-votes will have no effect on the results of the vote. The Proxies will be voted with respect to the election of the nominees in accordance with the instructions specified in the Proxy form. If no instructions are given, Proxies will be voted for the election of the nominees. If any nominee is not available as a candidate for director, the Proxies may be voted for another candidate or other candidates nominated by the Board of Directors, in accordance with the authority conferred in the Proxy.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" EACH OF THE BOARD'S NOMINEES. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY OTHERWISE ON THE ACCOMPANYING PROXY.


                                   PROPOSAL II
                                   -----------

      APPROVAL TO INCREASE THE NUMBER OF SHARES AVAILABLE FOR DISTRIBUTION
                   UNDER THE COMPANY'S 1999 STOCK OPTION PLAN.

         On May 22, 2001 the Board of Directed unanimously approved the recommendation by the Company's Compensation Committee to increase the number of shares available for distribution under the Company's 1999 Stock Option Plan by 150,400 shares, from 369,600 shares to 520,000 shares. Under the terms of the 1999 Stock Option Plan, an increase in the number of shares available for distribution requires shareholder approval. The affirmative vote of the holders of a majority of the shares of Common Stock represented at the Annual Meeting will be required for adoption of this proposal.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL.


                                  PROPOSAL III
                                  ------------

           RATIFICATION AND APPROVAL OF APPOINTMENT OF MOSS ADAMS, LLP
                        AS INDEPENDENT PUBLIC ACCOUNTANTS

         The Board of Directors has selected Moss Adams LLP as the Company's independent auditors for the fiscal year ended April 2, 2001. The affirmative vote of the holders of a majority of the shares of Common Stock represented at the Annual Meeting will be required for adoption of this proposal.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

EXECUTIVE OFFICERS AND KEY EMPLOYEES

         The executive officers and key employees of the Company and their ages as of June 15, 2001 are as follows:

NAME                  AGE    POSITION
----                  ---    --------
William W. Service     40    Chief Executive Officer and Chief Financial Officer
Bruce N. Davis         40    President and Secretary
Jerry Scott            47    Vice President, Operations
Dennis Miller          52    Controller

EXECUTIVE OFFICERS

         Bill Service, 40, is the Chief Executive Officer of several companies engaged in the restaurant business: Jaspers Food Management, Inc. (1993-present), CBW Inc. (1995-1999) (which acquired the majority shareholding interest in the Company in 1998 and subsequently merged with the Company in February 1999), and Oregon Food Management, Inc. (1996-present). He has served as Chief Executive Officer of the Company since 1998.

         Bruce Davis, 40, is the President of several companies engaged in the restaurant business: Jaspers Food Management, Inc. (1993- present), CBW Inc. (1995-1999) (which acquired the majority shareholding interest in the Company in 1998 and subsequently merged with the Company in February 1999), and Oregon Food Management, Inc.(1996-present). He has served as President of the Company since 1998.

KEY EMPLOYEES

         Jerry Scott, 47, has served as Vice President in charge of operations since August 1998. Prior to that, and since November 1995, Mr. Scott served as Vice President of Operations for Jaspers Food Management, Inc. He served from November 1994 to November 1995 as Regional Director of Operations of Macheezmo Mouse Restaurants, Inc. and from June 1993 to September 1994 as Director of Operations of Mission Investment Company.

         Dennis Miller, 52, has served as Corporate Controller since December 2000 when the Company purchased the Mitzel's American Kitchen Chain. Prior to that, and since September 1994, Mr. Miller was Corporate Controller for Mercer Restaurant Services, which owned and managed restaurants in the Puget Sound Area including the Mitzel's Restaurant chain. Prior to joining the restaurant industry, he had over 22 years in hotel finance positions, including 11 years with Westin Hotels.

COMPENSATION INFORMATION

         The table below sets forth information concerning the annual and long-term compensation for services rendered in all capacities to the Company during the fiscal years ended April 2, 2001 and March

31, 2000 of the Company's executive officers whose total annual salary and bonus exceeded $100,000 (the "Named Executive Officer").

SUMMARY COMPENSATION TABLE

NAME AND                                                  LONG TERM COMPENSATION
PRINCIPAL                 FISCAL                          SECURITIES UNDERLYING
POSITION                  YEAR      SALARY       BONUS    OPTIONS
--------                  ------    ------       -----    ----------------------

William W. Service        2001     $125,000       $0
Chief Executive Officer   2000     $0             --      50,000 (1)

Bruce N. Davis            2001     $125,000       $0
President                 2000     $0             --      50,000 (1)


         (1) Dollar values of non-qualified stock option awards are based on the fair market value at the time of grant, viz. 50,000 non-qualified options at a strike price of $5.41 per share. The options listed in the table vested immediately upon grant.

OPTION GRANTS FOR FISCAL YEAR ENDED APRIL 2, 2001

         No stock options granted were during fiscal 2001 to either of the Named Executive Officers.

DIRECTOR COMPENSATION

         The Company's policy of compensating Outside Directors is discussed above under "Proposal I."

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         During fiscal 2001 the Company's Board of Directors, with the advice and recommendations of the Compensation Committee, determined compensation matters. During fiscal year 2001, the Compensation Committee was comprised of Thomas C. Connor, Richard Williams and Paul Welch (who resigned as a director on April 17, 2001. No member of the Compensation Committee had an "interlock" reportable under Section 402(j) of Regulation S-K, and no member was an employee, officer or former officer of the Company.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The Company's Compensation Committee reviews and makes recommendations to the Company's Board of Directors regarding the Company's executive compensation program. In that connection, the Compensation Committee reviews and approves each element of executive compensation and periodically assesses the effectiveness and competitiveness of the compensation program in total. In addition, the Committee administers the Stock Option Plan. Set forth below is the Report of the Compensation Committee regarding compensation paid by the Company to its executive officers during fiscal 2001.

                                    * * * * *

         TO:   THE BOARD OF DIRECTORS
               ELMER'S RESTAURANTS, INC.

         The Company's compensation program for executive officers is primarily comprised of combinations of elements of base salary, bonus, and/or short and long-term incentives in the form of stock option grants. Executives also participate in various other benefit plans, including medical and 401(k) plans, versions of which are generally available to all employees of the Company.

COMPENSATION PHILOSOPHY

         The goals of the Company's executive compensation program are to reward the achievement of the Company's strategic goals and the creation and maximization of shareholder value. The Company anticipates positioning base salaries at competitive levels, except in the case of its Named Executive Officers who, at this time, have been awarded options to purchase shares of common stock in lieu of competitive levels of salary. Stock option grants are intended to result in no reward if the stock price does not appreciate, but may provide substantial reward to the executives as shareholders benefit from stock price appreciation. Additionally, annual cash bonuses may be positioned to reward above competitive levels for exceptional performance. The Company and the Committee believe this philosophy will motivate the executives and, thereby, reinforce the accomplishments of the Company's strategic and financial goals. In the future, the Company's philosophy will be to pay base salaries to executives at levels that enable the Company to attract, motivate and retain highly qualified executives. In addition, the Company intends to give bonuses as a reward for performance based upon individual performance and overall Company financial results. The Company has not established an annual incentive plan at this time.

         BASE SALARY AND BONUSES. Each Company executive receives a base salary, which when aggregated with a bonus and/or option grant, is intended to be competitive with similarly situated executives in other companies at a comparable stage of development, considering the experience, achievements and contributions of the employee and the Company's industry. The Company targets base pay at the level required to attract and retain highly qualified executives. In determining salaries, individual experience and performance and specific needs particular to the Company are taken into account. Salary increases will be designed to reflect competitive practices in the industry, financial performance of the Company and individual performance of the executive. In addition to base salary, executives are eligible, in the Board's discretion, to receive an annual bonus.

         LONG-TERM INCENTIVES. The objectives of the Company's long-term incentive program are to offer opportunities for stock ownership that are competitive with those at peer companies and to encourage and create ownership and retention of the Company's stock by key employees. Grant levels under the Company's employee stock option plans are made in consideration of awards to officers within peer companies and an assessment of the executive's tenure, responsibilities and current stock and option holdings.

         STOCK, OPTIONS AND OTHER AWARDS. The Company believes that it is important for executives to have an equity stake in the Company and, toward this grants stock options to key executives and other employees. Option grants have taken into account the level of awards granted to executives at companies in the Company's industry, the levels of cash compensation earned by such executives, and the individual executive's specific role at the Company. The Compensation Committee, comprised of Outside Directors (who are not employees of the Company), administers the 1999 Stock Option Plan. Awards to Outside Directors or employee Directors are made by the Board. None of the Company's executive officers received stock options in the fiscal year ended April 2, 2001.

CHIEF EXECUTIVE COMPENSATION FOR FISCAL YEAR 2001

         William W. Service does not have an employment agreement with the Company and received a salary of $125,000 in fiscal year 2001. In April 1999, Mr. Service was awarded a non-qualified option to purchase 50,000 shares of Common Stock at an exercise price of $5.41 which became vested immediately. The Compensation Committee believes that Mr. Service's compensation is below the compensation paid to Chief Executive Officers of comparable, publicly-held companies.

SECTION 162(M) COMPLIANCE

         The Company does not presently anticipate any of the Named Executive Officers to exceed the million-dollar non-performance based compensation threshold of Section 162(m) of the Internal Revenue Code. The Company and the Committee will continue to monitor the compensation levels of the Named Executive Officers and determine the appropriate response to Section 162(m) when and if necessary. It is the Company's intent to bring the stock option program into compliance with Section 162(m), if necessary, to ensure that stock option grants are excluded from compensation calculation for the purposes of Section 162(m).

         Respectfully submitted by the Compensation Committee,


                                          Thomas C. Connor
                                          Richard Williams
                                          Paul Welch*             April 2, 2001


  *Note: Mr. Welch resigned from the Board on April 17, 2001.


                                    * * * * *

STOCK PERFORMANCE GRAPH

         Set forth below is a line graph comparing the percentage change in the cumulative total shareholder return on the Company's Common Stock against the cumulative total return of the NASDAQ Composite Index and the Company's peer group index. The Company's peer group consists of the NASDAQ Retail Trade Stocks. The stock performance graph assumes $100 was invested on April 1, 1996 and measures the return thereon at various points based on the closing price of the Common Stock on the dates indicated.


                                [OBJECT OMITTED]

MEASUREMENT PERIOD    ELMER'S RESTAURANTS INC.       PEER             NASDAQ
                      (NASDAQ:ELMS)                  GROUP            COMPOSITE
3/31/96               100.0                          100.0            100.0
3/31/97               126.7                          109.0            111.1
3/31/98               246.7                          176.9            168.8
3/31/99               320.1                          247.1            226.4
3/31/00               322.1                          262.4            420.9
3/31/01               323.5                          234.3            169.2


                              CERTAIN TRANSACTIONS

         Paul Welch, a former director of the Company, operates two Elmer's restaurants in Vancouver, Washington. Mr. Welch resigned from the Board of Directors on April 17, 2001. Under two franchise agreements with the Company, Mr. Welch pays the Company a franchise royalty fee of two percent of gross sales of the restaurants. During fiscal 2001, $68,000 was paid to the Company under the franchise agreements.

         Jaspers Food Management, Inc. ("JFMI") provides some of the Company's administrative and accounting service needs for the operations of the Company's Ashley's and Richard's restaurants. William Service and Bruce Davis each own 36% of the outstanding common stock of JFMI and each serves on JFMI's three-person Board of Directors. JFMI's third director is Cordy Jensen who owns 3.75% of the outstanding common stock of JFMI. Messrs. Service and Davis are executive officers of the Company, and Messrs. Service, Davis and Jensen serve on the Company's Board of Directors. Messrs. Service and Davis each receive the annual compensation of $30,000 from JFMI.

         As of April 2, 2001, the Company had outstanding indebtedness for borrowed money of $1.25 million under a term loan facility with Eagle's View Management Company, Inc. Eagle's View Management is affiliated with Donald Woolley, a director of the Company, and members of his family. The Eagle's View Management loan is due February 2004, bears interest at the rate of 15%, requires monthly payments of interest only, and is secured by a second position on substantially all the Company's assets. There are no financial covenants associated with this loan.

                              INDEPENDENT AUDITORS

         The Board of Directors has selected Moss Adams, LLP as the Company's independent auditors for the fiscal year ended April 2, 2001. Representatives of Moss Adams, LLP will be present at the Annual Meeting, will have the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

                             DISCRETIONARY AUTHORITY

         Although the Notice of Annual Meeting of Shareholders provides for transaction of any business that properly comes before the meeting, the Board of Directors has no knowledge of any matters to be presented at the meeting other than those referred to herein. The enclosed Proxy, however, gives discretionary authority if any other matters are presented.

                              COSTS OF SOLICITATION

         The entire cost of solicitation of Proxies by the Board of Directors will be borne by the Company. In addition, to the use of the mails, Proxies may be solicited by personal interview, facsimile, telephone and telegram by directors, officers and employees of the Company. The Company expects to reimburse brokers or other persons for their reasonable out-of-pocket expenses in forwarding Proxy material to beneficial owners.

         YOU ARE URGED TO SIGN AND RETURN YOUR PROXY PROMPTLY TO MAKE CERTAIN YOUR SHARES WILL BE VOTED AT THE 2001 ANNUAL MEETING. FOR YOUR CONVENIENCE, A RETURN ENVELOPE IS ENCLOSED.


                       By Order of the Board of Directors


                       ---------------------------------------------
                       Bruce N. Davis
                       President and Secretary

June 22, 2001

                                      PROXY

                            ELMER'S RESTAURANTS, INC.
                         ANNUAL MEETING, AUGUST 8, 2001

                        PLEASE SIGN AND RETURN THIS PROXY

         The undersigned hereby appoints William W. Service, Corydon H. Jensen, Thomas C. Connor, Bruce Davis, Richard Williams, Donald Woolley, and each of them, Proxies with power of substitution to vote on behalf of the undersigned all shares which the undersigned may be entitled to vote at the Annual Meeting of shareholders of Elmer's Restaurants, Inc. (the "Company") on August 8, 2001 and any adjournments thereof, with all powers that the undersigned would possess if personally present, with respect to all matters set forth on this Proxy. The undersigned hereby acknowledges receipt of the Company's Proxy Statement, and hereby revokes any Proxy or Proxies previously given. This Proxy when properly executed, will be voted in the manner directed herein by the undersigned stockholder. Unless direction is given, this Proxy will be voted:

        - "FOR" election of each of the directors nominated by the Board of Directors.
        - "FOR" an increase in the number of shares available under the 1999 Stock Option Plan
        - "FOR" the approval and ratification of Moss Adams, LLC as the Company's independent Public accountants for fiscal year 2001.
        - And in accordance with the discretion of the holders of this Proxy as to other matters.
1. Election of Directors

[ ] FOR all nominees except as           [ ] WITHHOLD AUTHORITY to vote for
    marked to the contrary below             all nominees listed below

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL, STRIKE A LINE
 THROUGH THE NOMINEE'S NAME BELOW.)

Corydon H. Jensen
Thomas C. Connor




2. A proposal to approve to increase the number of shares available for distribution under the Company's 1999 Stock Option Plan.
[ ]   FOR                 [ ]    AGAINST              [ ]     WITHHOLD AUTHORITY


3. A proposal to approve and ratify the appointment of Moss Adams, LLP, as the Company's independent public accountants for the fiscal year ended April 2, 2001.
[ ]   FOR                 [ ]   AGAINST               [ ]     WITHHOLD AUTHORITY




4. Transaction of any business that properly comes before the meeting or any adjournments thereof. A majority of the Proxies or substitutes at the meeting may exercise all the powers granted hereby.
[ ]   FOR                 [ ]   AGAINST               [ ]     WITHHOLD AUTHORITY

                                      PROXY

                                      Number of Shares:.........................

                                      Date: _________, 2001


                                      ------------------------------------
                                      Signature or Signatures


                                      ------------------------------------
                                      Print Name or Names

I PLAN TO ATTEND MEETING [ ] mark box.

COMMENTS/ADDRESS CHANGE
Please mark this box if you have written comments/address change on the reverse side. [ ]

         Please date and sign as name is imprinted hereon, including designation as executor, trustee, etc., if applicable. A corporation must sign its name by the president or other authorized officer. When shares are held by joint tenants, both should sign. The Annual Meeting of Shareholders of Elmer's Restaurants, Inc. will be held on Wednesday, August 8, 2001, at 2:00 p.m., Pacific Daylight Time, in the Tuscany Room at the Hotel Vintage Plaza, 627 SW Washington Portland, Oregon 97205 (corner of SW Washington and Broadway).

         Please Note: Any shares of stock of the Company held in the name of fiduciaries, custodians or brokerage houses for the benefit of their clients may only be voted by the fiduciary, custodian or brokerage house itself--the beneficial owner may not directly vote or appoint a Proxy to vote the shares and must instruct the person or entity in whose name the shares are held how to vote the shares held for the beneficial owner. Therefore, if any shares of stock of the Company are held in "street name" by a brokerage house, only the brokerage house, at the instructions of its client, may vote or appoint a Proxy to vote the shares.

    PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE